UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials.

☐	Soliciting Material Pursuant to Section 240.14a-12

UNITED PARCEL SERVICE, INC.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareowner Meeting to Be Held on May 3, 2012.

Meeting Information
UNITED PARCEL SERVICE, INC.	Meeting Type: Annual Meeting
For holders as of: March 5, 2012
Date: May 3, 2012 Time: 8:00 a.m. (Eastern Time)
	Location:	Hotel du Pont
11th and Market Streets
Wilmington, DE 19801

You are receiving this communication because you hold shares in the above named company.

UNITED PARCEL SERVICE, INC. INVESTOR RELATIONS B1F7 55 GLENLAKE PARKWAY, N.E. ATLANTA, GA 30328

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Shareowners may attend the meeting and vote in person. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The board of directors recommends you vote FOR all 12 director nominees.

1. To elect 12 directors nominated by the board of directors
to serve until the 2013 annual meeting of shareowners.		The board of directors recommends you vote FOR the ratification of the appointment of our independent registered public accountants.
Nominees:
1a)	F. Duane Ackerman
1b)	Michael J. Burns	2. To ratify the appointment of Deloitte & Touche LLP as UPS’s independent registered public accountants for the year ending December 31, 2012.
1c)	D. Scott Davis
1d)	Stuart E. Eizenstat
1e)	Michael L. Eskew	The board of directors recommends you vote FOR the 2012 Omnibus Incentive Compensation Plan.
1f)	William R. Johnson
1g)	Candace Kendle
1h)	Ann M. Livermore	3. To approve the 2012 Omnibus Incentive Compensation Plan.
1i)	Rudy H.P. Markham
1j)	Clark T. Randt, Jr.	The board of directors recommends you vote FOR the amendment to the Discounted Employee Stock Purchase Plan.
1k)	John W. Thompson
1l)	Carol B. Tomé
4. To approve the amendment to the Discounted Employee Stock Purchase Plan.

The board of directors recommends you vote AGAINST the shareowner proposal.

5. The shareowner proposal regarding lobbying disclosure.

In their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

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Directions to the Shareowner Meeting

FROM PHILADELPHIA ON I-95 SOUTH		FROM BALTIMORE ON I-95 NORTH

1.	Take I-95 South through Chester to Wilmington.	1.	Follow I-95 North to Wilmington, take Exit 7 marked “Route 52, Delaware Ave.”
2.	Follow I-95 South to Exit 7A marked “52 South, Delaware Ave.”
3.	Follow exit road (11th Street) to intersection with Delaware Ave. marked “52 South, Business District.”	2.	From right lane, take Exit 7 onto Adams Street.
		3.	At the third traffic light on Adams Street, turn right. Follow sign marked “52 South, Business District.”
4.	At the Delaware Ave. intersection, bear left, continuing on 11th Street.
5.	Follow 11th Street through four traffic lights. Hotel du Pont is on the right.	4.	At the Delaware Ave. intersection, bear left, continuing on 11th Street.
		5.	Follow 11th Street through four traffic lights. Hotel du Pont is on the right.

FROM ROUTE 202		FROM NEW JERSEY (NEW JERSEY TURNPIKE)

1.	Follow Route 202 to I-95 intersection. Take I-95 South.	1.	Take the New Jersey Turnpike South to Delaware Memorial Bridge.
2.	From I-95 South, follow steps 2 - 5 above.	2.	After crossing the Delaware Memorial Bridge, follow signs to I-95 North.
FROM DOWNSTATE DELAWARE		3.	From I-95 North, follow steps 1 - 5 above.

1.	Take Route 13 North, into Wilmington.
2.	Follow signs marked “North Business, Route 13” to the eighth traffic light.
3.	At the eighth light, make a left onto 10th Street.
4.	Follow 10th Street three blocks to Orange Street, and make a right on Orange.
5.	Next block is 11th Street. Turn right; Hotel du Pont is on the right.

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